UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

DANIMER SCIENTIFIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39280	84-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia		39817
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 229 243-7075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	DNMR	The New York Stock Exchange
Warrants to purchase one share of Common Stock	DNMR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 14, 2021, a class action complaint was filed in the United States District Court for the Eastern District of New York by Darryl Keith Rosencrants, individually and on behalf of all others similarly situated against Danimer Scientific, Inc., Stephen E. Croskrey, John A. Dowdy, III, John P. Amboian, Richard J. Hendrix, Christy Basco, Philip Gregory Calhoun, Gregory Hunt, Isao Noda, and Stuart W. Pratt (collectively, “Defendants”).

The alleged class consists of all persons and entities other than Defendants that purchased or otherwise acquired Danimer securities between December 30, 2020 and March 19, 2021 (the “Class Period”).  Plaintiff is seeking to recover damages caused by Defendants’ alleged violations of the federal securities laws and to pursue remedies under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 promulgated thereunder.

The complaint is premised upon various allegations that throughout the Class Period, Defendants allegedly made materially false and misleading statements regarding, among other things, Danimer’s business, operations, and compliance policies.

Plaintiff seeks the following remedies: (i) determining that the lawsuit may be maintained as a class action under Rule 23 of the Federal Rules of Civil Procedure, (ii) certifying Plaintiff as the class representative, (iii) requiring Defendants to pay damages allegedly sustained by Plaintiff and the class by reason of the aforesaid acts alleged in the complaint, and (iv) awarding Plaintiff and the other members of the class pre-judgment and post-judgment interest, as well as their reasonable attorneys’ fees, expert fees and other costs.

The complaint repeats certain allegations, which are already in the public domain.  Defendants deny the allegations contained in the complaint, believe this lawsuit is without any merit and intend to defend it vigorously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Danimer Scientific, Inc

Date:	May 17, 2021	By:	/s/ John A Dowdy, III
John A Dowdy, III Chief Financial Officer